                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 1, 2002

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


 --------------------------------   --------------------------------    ---------------------------------
             Delaware                            1-14387                             06-1522496
 --------------------------------   ---------------------------------   ---------------------------------
             Delaware                            1-13663                             06-1493538
 --------------------------------   ---------------------------------   ---------------------------------
   (State or Other Jurisdiction of                                                 (IRS Employer
             Incorporation)               (Commission file Number)               Identification No.)
 ---------------------------------  ---------------------------------   ----------------------------------

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)

Item 9.  Regulation FD Disclosure.

         Exhibit 99.1 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits
99.1     Press release issued by United Rentals, Inc. on July 1, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of July 2002.


                                         UNITED RENTALS, INC.



                                         By:  Michael J. Nolan
                                              -------------------------
                                         Name:  Michael J. Nolan
                                         Title: Chief Financial Officer



                                         UNITED RENTALS (NORTH AMERICA), INC.



                                         By:  Michael J. Nolan
                                              -------------------------
                                         Name:  Michael J. Nolan
                                         Title: Chief Financial Officer